Goodwill	12 Months Ended
Dec. 31, 2013
GOODWILL [Abstract]
Goodwill
13.	GOODWILL

The changes in the carrying amount of goodwill from significant acquisitions are as follows:

	Actoz	Chengdu Aurora	Shanghai Shulong	Chengdu Simo	Goldcool	Mochi	Eyedentity	eFusion	Others	Total
	RMB
Balance as of December 31, 2010	86,479	26,130	3,934	53,532	25,077	163,617	123,425	—	4,713	486,907
Acquisitions in 2011	—	—	—	—	—	—	—	—	5,209	5,209
Balance as of December 31, 2011	86,479	26,130	3,934	53,532	25,077	163,617	123,425	—	9,922	492,116
Acquisitions in 2012	—	—	—	—	—	—	—	718	—	718
Divestitures in 2012	—	—	—	—	—	(163,617)	—	—	—	(163,617)
Balance as of December 31, 2012	86,479	26,130	3,934	53,532	25,077	—	123,425	718	9,922	329,217
Acquisitions in 2013	—	—	—	—	—	—	—	—	1,955	1,955
Impairment in 2013	—	—	—	(30,772)	—	—	—	—	—	(30,772)
Divestitures in 2013	—	—	—	—	—	—	—	(718)	—	(718)
Balance as of December 31, 2013	86,479	26,130	3,934	22,760	25,077	—	123,425	—	11,877	299,682

Goodwill arising from business combinations completed in 2011 and 2012 has been allocated to the respective reporting units. Goodwill is not amortized but is reviewed annually for impairment. The Group performed goodwill impairment tests in October of 2011 and 2012 using the two-step quantitative approach. It was determined that the Group’s goodwill was not impaired for any of its reporting units. Prior to the annual 2013 impairment evaluation in October 2013, based upon the matters related to Chengdu Simo described in Note 26 and an associated assessment at the time of the impact on future projected results of operations and cash flows, the Group determined that a portion of the goodwill associated with the Chengdu Simo reporting unit was impaired and correspondingly recorded an immaterial charge of RMB30.8 million in operating expenses.